                                                                    Exhibit 99.9



--------    --------------   -----------------------  --------------------------
Sequence    Account Key      Subscription Offering    Shares of Cytogen Common
Number                       Purchase Form No.        Stock Eligible for Purchase




                      SUBSCRIPTION OFFERING PURCHASE FORM

         To Purchase Shares of Common Stock, par value $.01 per share,

                                      of

                              CYTOGEN CORPORATION

        To: Mellon Securities Trust Company, Subscription Offering Agent

By Mail:                       By Overnight Delivery:            By Hand:

Mellon Securities Trust        Mellon Securities Trust      Mellon Securities
 Company                              Company                 Trust Company
P.O. Box 837                     c/o Reorganization            120 Broadway
Midtown Station                      Department                 13th Floor
New York, New York 10018         85 Challenger Road         New York, New York
                                   Overpeck Centre                10271
                                Ridgefield Park, New
                                    Jersey 07660

                             By Facsimile Transmission:
                              (In connection with Wire
                                   Transfers Only)
                                    (201) 296-4062

                              Confirm by telephone to:
                                    (800) 684-8824

      THE TERMS AND CONDITIONS OF THE SUBSCRIPTION OFFERING ARE SET FORTH IN
THE JOINT PROXY STATEMENT/PROSPECTUS DATED SEPTEMBER 14, 1995 (THE "JOINT PROXY STATEMENT/PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE JOINT PROXY STATEMENT/PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE SUBSCRIPTION OFFERING AGENT, MELLON SECURITIES TRUST COMPANY, AT (800) 684-8824.

      THIS FORM IS TO BE USED ONLY BY THE RECORD HOLDER OF CELLCOR, INC. COMMON STOCK, PAR VALUE $.01 PER SHARE ("CELLCOR COMMON STOCK"), ON THE SUBSCRIPTION RECORD DATE (EACH, A "RECORD HOLDER") WHOSE NAME APPEARS ABOVE TO EXERCISE THE NON-TRANSFERABLE RIGHT TO PURCHASE SHARES OF CYTOGEN CORPORATION COMMON STOCK, PAR VALUE $.01 PER SHARE ("CYTOGEN COMMON STOCK"), IN THE SUBSCRIPTION OFFERING.

      THIS SUBSCRIPTION OFFERING PURCHASE FORM MUST BE RECEIVED BY THE SUBSCRIPTION OFFERING AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 13, 1995 (THE "EXPIRATION DATE").

      DELIVERY OF THIS SUBSCRIPTION OFFERING PURCHASE FORM TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. IF DELIVERY IS MADE BY MAIL, THE RECORD HOLDER BEARS THE RISK OF LATE DELIVERY. COMPLETED SUBSCRIPTION OFFERING PURCHASE FORMS MAY ONLY BE SENT BY
                                                              ----
FACSIMILE TRANSMISSION IN CONNECTION WITH A WIRE TRANSFER OF FUNDS AND THE ORIGINAL MUST THEN BE FORWARDED TO THE SUBSCRIPTION OFFERING AGENT. COMPLETED SUBSCRIPTION OFFERING PURCHASE FORMS SHOULD NOT BE SENT TO CELLCOR OR CYTOGEN.
                                            ---

      PLEASE READ CAREFULLY THE JOINT PROXY STATEMENT/PROSPECTUS AND THE INSTRUCTIONS ACCOMPANYING THIS SUBSCRIPTION OFFERING PURCHASE FORM.

Gentlemen and Ladies:

             The undersigned hereby represents that it is the Record Holder of shares of Cellcor Common Stock and is entitled to submit this Subscription Offering Purchase Form for the purchase of shares of Cytogen Common Stock in the Subscription Offering. Upon the terms and subject to the conditions set forth in the Joint Proxy Statement/Prospectus, receipt of which is hereby acknowledged, the undersigned hereby irrevocably elects to exercise the right to purchase shares of Cytogen Common Stock, as indicated below. The undersigned understands that payment of the Subscription Offering price of $3.89 per share for each share of Cytogen Common Stock subscribed for and purchased (the "Subscription Price") pursuant to the Subscription Offering must be received by the Subscription Offering Agent at or before 5:00 p.m., New York City time, on the Expiration Date.

(a)    Number of shares of Cytogen Common Stock subscribed to be purchased:   ______

(b)    Total Subscription Price (total number of shares in (a) times $3.89):  $_____

The undersigned hereby represents that payment of the total Subscription Price either (check appropriate box):

[_]    is delivered herewith       or       [_] was delivered separately;

in the manner set forth below (check appropriate box and complete information relating thereto):

[_]    wire transfer of funds

       -    name of transferor institution.....................................

       -    date of transfer...................................................

       -    confirmation number (if available).................................

[_]    money order

[_] uncertified check (Payment by uncertified check will not be deemed to have been received by the Subscription Offering Agent until such check has cleared. Record Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment clears by such date).

[_]    certified check             or        [_]    bank draft (cashier's check)


       -    name of maker.......................................................

       -    date and number of check, draft or money order number...............

       -    bank on which check is drawn or issuer of money order...............

--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS

To be completed ONLY if Certificates for shares of Cytogen Common Stock are to be MAILED to an address other than the address shown above (see Sections 2 and 3(c) of Instructions).

Deliver certificates for shares of Cytogen Common Stock to:

Name:
     ---------------------------------------------------------------------------
                             (Please Type or Print)

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      (Zip Code)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   IMPORTANT:
                           RECORD HOLDER(S) SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       (Signature(s) of Record Holder(s))
                       (See guarantee requirement below)

Dated:               ,1995
      ---------------

(Must be signed by Record Holder(s) exactly as name(s) appear(s) on this Subscription Offering Purchase Form. If signature is by an officer of a corporation, attorney-in-fact, executor, administrator, trustee, guardian or other persons acting in a fiduciary or representative capacity, please set forth title).

Name(s):
        ------------------------------------------------------------------------
                             (Please Type or Print)
Capacity (full title):
                      ----------------------------------------------------------

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                                                                      (Zip Code)
Area Code and               Tax Identification
Tel. No.:                   or Social Security No.:
         -----------------                         -----------------------------


                           GUARANTEE OF SIGNATURE(S)
                (If Required--See Section 3(c) of Instructions)

Authorized Signature:
                     -----------------------------------------------------------
Name:
     ---------------------------------------------------------------------------
                             (Please Type or Print)
Name of Firm:
             -------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

 -------------------------------------------------------------------------------
                                                                      (Zip Code)
Area Code and Tel. No.:
                       ---------------------------------------------------------

Dated:               , 1995
      ---------------
--------------------------------------------------------------------------------

TO BE EXECUTED ONLY BY NON-UNITED STATES RESIDENTS:

   I hereby certify that the foregoing purchase of Cytogen Common Stock has been effected in accordance with the applicable laws of the jurisdiction in which I reside.

Dated:                 , 1995
       ----------------           ---------------------------------------------

                                  ---------------------------------------------

-------------------------------------------------------------


For Subscription Offering Agent Use Only:

  Date/Time Received
                       ------------------------------
  Number of Shares of Cytogen
  Common Stock Subscribed for in
  Subscription Offering
                           ------------------------------

                           IMPORTANT TAX INFORMATION

   Under federal income tax law, dividend payments that may be made by Cytogen on shares of Cytogen Common Stock issued upon exercise of the non-transferable right to purchase shares of Cytogen Common Stock in the Subscription Offering, may be subject to backup withholding. Generally, such payments will be subject to backup withholding unless (i) the holder is exempt from backup withholding or
(ii) the holder further certifies that such holder is not subject to backup withholding due to prior underreporting of interest or dividend income. Each Record Holder who exercises the right to purchase shares of Cytogen Common Stock in the Subscription Offering and wishes to avoid backup withholding should provide the Subscription Offering Agent (as Cytogen's agent) with such Record Holder's correct Taxpayer Identification Number ("TIN") and with a certification that such Record Holder is not subject to backup withholding by completing Substitute Form W-9 below. If such Record Holder is an individual, the TIN is his or her social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if such Record Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. Failure to furnish timely a correct TIN or include all required information may subject the taxpayer to a $50 penalty for each failure. There are civil and criminal penalties for giving false information to avoid backup withholding. A Record Holder who provides false information may be subject to a civil penalty of up to $500 and a criminal penalty, upon conviction, of a fine up to $1,000 or imprisonment of up to one year, or both.

   Certain Record Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. For a foreign individual to qualify as an exempt recipient, that Record Holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Subscription Offering Agent. See the attached Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If (i) the Record Holder does not furnish the Subscription Offering Agent with a TIN in the required manner; (ii) the IRS notifies the Subscription Offering Agent the TIN provided is incorrect; or (iii) the Record Holder is required, but fails, to certify it is not subject to backup withholding, backup withholding will apply. If backup withholding applies the Subscription Offering Agent is required to withhold 31% of any payments made to the Record Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

   To prevent backup federal income tax withholding with respect to cash payments that may be made in the future in respect of shares of Cytogen Common Stock, a Record Holder must (i) provide the Subscription Offering Agent with his or her correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on Substitute Form W-9 is correct (or that such Record Holder is awaiting a TIN) and certifying that he or she is not subject to backup withholding due to prior underreporting of interest or dividend income or (ii) claim exemption from backup withholding.

What Number to Give the Subscription Offering Agent

   The Record Holder is required to give the Subscription Offering Agent the social security number or employer identification number of the record holder of the Cellcor Common Stock entitled to exercise the right to purchase Cytogen Common Stock (the "Cellcor Shares"). If the Cellcor Shares are in more than one name or are not in the name of the actual owner, consult the attached Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.


 -----------------------------------------------------------------------------------------------------------------------------------

                                          PAYER'S NAME:  MELLON SECURITIES TRUST COMPANY
 -----------------------------------------------------------------------------------------------------------------------------------

       SUBSTITUTE                         Part 1--PLEASE PROVIDE YOUR TIN IN
         FORM W-9                          THE BOX AT RIGHT AND CERTIFY BY SIGNING            ------------------------------
                                           AND DATING BELOW                                     Social Security Number(s)
Department of the Treasury                                                                                OR
 Internal Revenue Service                                                                     ------------------------------
                                                                                              Employer Identification Number
    Payer's Request for
  Taxpayer Identification              --------------------------------------------------------------------------------------------
      Number ("TIN")
                                           Part 2--Certification--Under penalties of perjury,
                                           I certify that:

                                              1.  the number shown on this form is my correct taxpayer identification number
                                                  (or I am waiting for a number to be issued for me); and

                                              2.  I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest and dividends, or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

                                           Certification Instruction -- You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.
                                       ---------------------------------------------------------------------------------------------

                                           SIGNATURE                            DATE                   Part 3--Awaiting TIN [_]
                                                    ---------------------------     ------------------
                                       ---------------------------------------------------------------------------------------------
                                           NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31
                                                  PERCENT OF ANY FUTURE CASH PAYMENTS MADE TO YOU IN RESPECT OF CYTOGEN COMMON
                                                  STOCK. PLEASE REVIEW THE ATTACHED GUIDELINES FOR CERTIFICATION OF TAXPAYER
                                                  IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
====================================================================================================================================


YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
     (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31 percent of all payments that I am otherwise entitled to receive will be withheld until I provide a number.

 Signature                                     Date
          --------------------------               ------------------------
--------------------------------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.-- Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.



-----------------------------------------------------------------      ---------------------------------------------------------
                                      Give the                                                         Give the EMPLOYER
For this type of account:             SOCIAL SECURITY                   For this type of account:      IDENTIFICATION
                                      number of--                                                      number of--
-----------------------------------------------------------------      ---------------------------------------------------------
1.  An individual's account         The individual                      6.  A valid trust,            The legal entity (Do not
                                                                            estate, or                furnish the identifying
                                                                            pension trust             number of the personal
                                                                                                      representative or trustee
                                                                                                      unless the legal entity
                                                                                                      itself is not designated in
                                                                                                      the account title.)/4/

2.  Two or more individuals         The actual owner                    7.  Corporate account         The corporation
    (joint account)                 of the account or,
                                    if combined funds,
                                    any one of the
                                    individuals/1/

3.  Custodian account of a          The minor/2/                        8.  Religious, charitable,    The organization
    minor (Uniform Gift to                                                  or educational
    Minors Act)                                                             organization account

4a. The usual revocable             The grantor-trustee/1/              9.  Partnership               The partnership
    savings trust account
    (grantor is also trustee)

4b. So-called trust                 The actual owner/1/                 10. Association,              The organization
    account that is not a                                                   club, or other
    legal or valid trust                                                    tax-exempt organization
    under State law

5.  Sole proprietorship             The owner/3/                        11. A broker or               The broker or nominee
    account                                                                 registered nominee

                                                                        12. Account with the          The public entity
                                                                            Department of
                                                                            Agriculture in the name
                                                                            of a public entity (such
                                                                            as a State or local
                                                                            government, school
                                                                            district, or prison)
                                                                            that receives
                                                                            agricultural program
                                                                            payments
-----------------------------------------------------------------      ---------------------------------------------------------

/1/ List first and circle the name of the person whose number you furnish. /2/ Circle the minor's name and furnish the minor's social security number. /3/ Show the name of the owner. You may also enter your business name. You may use your Social Security number or Employer Identification Number. /4/ List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:
  .  A corporation
  .  A financial institution
  . An organization exempt from tax under section 501(a) or an individual retirement plan
  .  The United States or any agency or instrumentality thereof
  . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof
  . A foreign government, a political subdivision of a foreign government, or agency or instrumentality thereof
  .  An international organization or any agency, or instrumentality thereof
  . A registered dealer in security or commodities registered in the U.S. or a possession of the U.S.
  .  A real estate investment trust
  .  A common trust fund operated by a bank under section 584(a)
  .  An exempt charitable remainder trust or a non-profit trust described in section 4947(a)(1)
  . An entity registered at all times under the Investment Company Act of 1940 . A foreign central bank of issue

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  .  Payments to nonresident aliens subject to withholding under Section 1441
  . Payments to partnership not engaged in a trade or business in the U.S. and which have at least one nonresident partner
  . Payments of patronage dividends where the amount received is not paid in money
  .  Payments made by certain foreign organizations
  .  Payments made to a nominee

Payments of interest not generally subject to backup withholding include the following:

  . Payment of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  . Payments of tax-exempt interest (including exempt-interest dividends under section 852)
  .  Payments described in section 6049(b)(5) to non-resident aliens
  .  Payments on tax-free covenant bonds under section 1451
  .  Payments made by certain foreign organizations

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT
TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester a completed Form W-8, Certificate of Foreign Status.


Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.

Privacy Act Notice.--Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.


FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.